Exhibit 10.18

EXECUTION VERSION

SECOND INTERCREDITOR AMENDMENT AGREEMENT

SECOND INTERCREDITOR AMENDMENT AGREEMENT, dated as of September 30 2013 (this “Amendment Agreement”) with respect to the INTERCREDITOR AGREEMENT, dated as of October 30, 2007 (the “Original Intercreditor Agreement”), among JPMorgan Chase Bank, N.A. (“JCMCB”) as the First Priority Representative, JCMCB as the Second Priority Representative, Global A&T Electronics Ltd. (the “Company”), Global A&T Finco Ltd, and each of the other Loan Parties referred to therein, as amended by that Intercreditor Amendment Agreement dated as of February 7, 2013 (the “First ICA Amendment” and, together with the Original Intercreditor Agreement, the “Intercreditor Agreement”), among JCMCB in its capacity as the outgoing First Priority Representative and the Second Priority Representative, Citicorp International Limited as the incoming First Priority Representative, the Company, Global A&T Finco Ltd, and each of the other Loan Parties referred to therein. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms under the Intercreditor Agreement;

WHEREAS, the Company has agreed with the lenders (the “Exchanging Lenders”) under its dollar bridge credit agreement dated as of October 30, 2007 among the Borrowers, the several lenders from time to time parties thereto and JCMCB as administrative agent, syndication agent, collateral agent and documentation agent (as amended to the date hereof and as it may be further amended, supplemented or otherwise modified from time to time, the “Dollar Bridge Loan Agreement”), and its euro bridge credit agreement dated as of October 30, 2007 among the Borrowers, the several lenders from time to time parties thereto and JCMCB, as administrative agent, syndication agent, collateral agent and documentation agent(as amended to the date hereof and as it may be further amended, supplemented or otherwise modified from time to time, the “Euro Bridge Loan Agreement” and, together with the Dollar Bridge Loan Agreement, the “Second Lien Loan Agreements”) to effect an exchange of the loans held by the Exchanging Lenders under the Second Lien Loan Agreements for additional senior secured notes (the “Additional Notes”) which will be issued by the Company under the indenture dated February 7, 2013 between the Company as the issuer and Citicorp International Limited as the trustee (as amended, supplemented or otherwise modified from time to time, the “First Priority Indenture”);

WHEREAS, the Additional Notes which are being issued to the Exchanging Lenders are intended to be First Priority Agreements, and the payment obligations of the Company under such Additional Notes are accordingly intended to be First Priority Obligations, and the Company, the First Priority Representative and the Second Priority Representative consider that all of the foregoing arrangements are anticipated by, and consistent with, the provisions of the Intercreditor Agreement, and have agreed pursuant to Section 9.3(b) of the Intercreditor Agreement to enter into this Amendment Agreement to reflect the same;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto agree and acknowledge the following:

1. The definition of “Second Priority Agreement” in the Intercreditor Agreement is hereby replaced in its entirety with the following:

“Second Priority Agreement” means the collective reference to (a) each Existing Second Priority Agreement, (b) any Additional Second Priority Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under each Existing Second Priority Agreement, any Additional Second Priority Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a Second Priority Agreement hereunder. Any reference to a Second Priority Agreement hereunder shall be deemed a reference to any Second Priority Agreement then extant.

2. The First Priority Indenture and any notes issued thereunder (including, for the avoidance of doubt, the Additional Notes) are hereby designated as “First Priority Agreements” and not “Second Priority Obligations” for the purposes of the Intercreditor Agreement.

3. Except to the extent otherwise provided herein, all terms and conditions of the Intercreditor Agreement shall remain binding and valid between the parties thereto.

4. The provisions of Section 9 of the Intercreditor Agreement shall apply mutatis mutandis to this Amendment Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day and year first above written.

CITICORP INTERNATIONAL LIMITED, as First Priority Representative for and on behalf of the First Priority Secured Parties

By:	/s/ Vanessa Loh
Name:	Vanessa Loh
Title:	Vice President

By:
Name:
Title:

Signature page to Second Intercreditor Amendment Agreement

JPMORGAN CHASE BANK, N.A., as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ Sara NY Wong
Name:	Sara NY Wong
Title:	Associate

By:	/s/ Jennifer CC Yu
Name:	Jennifer CC Yu
Title:	Associate

Signature page to Second Intercreditor Amendment Agreement

GLOBAL A&T ELECTRONICS LTD. as Borrower.

By:	/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	AUTHORIZED SIGNATORY

GLOBAL A&T FINCO LTD. as the U.S Borrower.

By:	/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	AUTHORIZED SIGNATORY

UNITED TEST AND ASSEMBLY CENTER LTD. as Loan Party.

By:	/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	AUTHORIZED SIGNATORY

Signature page to Second Intercreditor Amendment Agreement

UTAC (TAIWAN) CORPORATION as Loan Party.		[seal affixed]
By:	/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	DIRECTOR
UTAC THAI LTD. as Loan Party.
By:	/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	DIRECTOR
UTAC HONG KONG LIMITED. as Loan Party.
By:	/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	DIRECTOR

Signature page to Second Intercreditor Amendment Agreement

UTAC THAI HOLDINGS LIMITED. as Loan Party.

By:	/s/ William John Nelson	[seal affixed]
Name:	WILLIAM JOHN NELSON
Title:	DIRECTOR
UTAC CAYMAN LTD. as Loan Party.
By:	/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	AUTHORIZED SIGNATORY

Signature page to Second Intercreditor Amendment Agreement